UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2005

CAPITAL BANK CORPORATION
CAPITAL BANK 401(k) RETIREMENT PLAN

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-30062 (Commission File No.)	56-2101930 (I.R.S. Employer Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

        On April 8, 2005, the Audit Committee (“Committee”) of Capital Bank Corporation (the “Registrant”) appointed Grant Thornton LLP as registered independent public accounting firm to audit the Registrant’s consolidated financial statements for 2005 and to audit the Capital Bank 401(k) Retirement Plan (the “Plan”) financial statements for the year ended December 31, 2004. The Committee approved the terms of their engagements for these audits. Grant Thornton LLP will replace PricewaterhouseCoopers LLP (“PWC”), which audited the Registrant’s financial statements for 2004 and the Plan’s financial statements for 2003. Effective the same date, the Committee approved the dismissal of PWC upon PWC’s completion of its audit and report covering management’s assessment of the effectiveness of the Registrant’s internal controls over financial reporting as of December 31, 2004.

        In connection with PWC’s audits of the Registrant during the two years ended December 31, 2004 and 2003 and the audits of the Plan for the two years ended December 31, 2003 and 2002, and through the date of the Committee’s action dismissing PWC, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PWC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such years.

        PWC’s audit reports on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. PWC’s audit reports on the Plan’s financial statements for the years ended December 31, 2003 and 2002 also did not contain an adverse opinion or disclaimer, not were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the last two fiscal years, and through the date of the Committee’s action appointing Grant Thornton LLP, neither the Registrant nor the Plan consulted with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(ii) of Regulation S-K. During 2004 and 2003, and through the date of the Committee’s action dismissing PWC for the Registrant and the Plan, there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

        The Registrant and the Plan have provided PWC with a copy of this report and have requested in writing that PWC provide a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with such disclosures. The Committee has received the requested letter from PWC and has filed it as Exhibit 16.1 herewith.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits. The following exhibit accompanies this Report:

Exhibit 16.1 Letter from PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Plan have duly caused this report to be signed on their respective behalf by the undersigned hereunto duly authorized.

Date: April 11, 2005

CAPITAL BANK CORPORATION ("Registrant")

By:  /s/ Richard W. Edwards
        Richard W. Edwards
        Chief Financial Officer

CAPITAL BANK 401(k) RETIREMENT PLAN ("Plan")

By:  /s/ B. Grant Yarber
        B. Grant Yarber
Trustee

EXHIBIT INDEX

Exhibit No. 16. 1	Description of Exhibit Letter from PricewaterhouseCoopers LLP